UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 14, 2026

BMO 2026-C15 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002063009)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

KeyBank National Association

(Central Index Key number: 0001089877)

Natixis Real Estate Capital LLC

(Central Index Key number: 0001542256)

National Cooperative Bank, N.A.

(Central Index Key number: 0001577313)

German American Capital Corporation

(Central Index Key number: 0001541294)

NWL Company, LLC

(Central Index Key number: 0002100918)

Wells Fargo Bank, National Association

(Central Index Key number: 0000740906)

Societe Generale Financial Corporation

(Central Index Key number: 0001755531)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

UBS AG New York Branch

(Central Index Key number: 0001685185)

JPMorgan Chase Bank, National Association

(Central Index Key number: 0000835271)

Starwood Mortgage Capital LLC

(Central Index Key number: 0001548405)

(Exact name of sponsors as specified in their charters)

Delaware	333-280224-16	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 885-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “August 14, 2026 Form 8-K”), filed with the Securities and Exchange Commission (the “Commission”) on August 18, 2026 under Commission File No. 333-280224-16 (SEC Accession No. 0001539497-26-002300), with respect to BMO 2026-C15 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2026-C15, as and to the extent described below. The purpose of this amendment is to (i) replace the version of the Underwriting Agreement previously filed as Exhibit 1 to the August 14, 2026 Form 8-K with the updated version of the Underwriting Agreement attached to this Form 8-K/A as Exhibit 1, which contains clerical and other minor revisions to the previously filed version, and (ii) replace the version of the Pooling and Servicing Agreement previously filed as Exhibit 4.1 to the August 14, 2026 Form 8-K with the updated version of the Pooling and Servicing Agreement attached to this Form 8-K/A as Exhibit 4.1, which contains clerical and other minor revisions to the previously filed version. Effective upon the filing of this Form 8-K/A, Exhibit 1 and Exhibit 4.1 of the August 14, 2026 Form 8-K are replaced and superseded in their respective entireties by Exhibit 1 and Exhibit 4.1, respectively, to this Form 8-K/A. Capitalized terms used but not defined herein shall have the meanings assigned to them in the August 14, 2026 Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2026	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2026-C15– Form 8-K/A